UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 8, 2004
                Date of Report (Date of earliest event reported)

                              CALLAWAY GOLF COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-10962               95-3797580
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

    2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA                     92008-7328
      (Address of principal executive offices)                     (Zip Code)

                                 (760) 931-1771
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

           (b) Effective November 8, 2004, Patrice Hutin resigned as President and Chief Operating Officer of Callaway Golf Company.

           On November 8, 2004, the Company issued a press release entitled, "Callaway Golf Chairman and CEO to Assume Broader Duties as Company Announces Additional Organizational Changes." A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (c)    Exhibits.

           Exhibit No.                      Description
           -----------                      -----------
                99.1                        Press release, dated November 8,
                                            2004, entitled, "Callaway Golf
                                            Chairman and CEO to Assume Broader
                                            Duties as Company Announces
                                            Additional Organizational Changes."




                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2004                CALLAWAY GOLF COMPANY


                                       By:         /s/ Bradley J. Holiday
                                       -----------------------------------------
                                       Name:     Bradley J. Holiday
                                       Title:    Senior Executive Vice President
                                                 and Chief Financial Officer

                                  Exhibit Index


           Exhibit No.                      Description
           -----------                      -----------
                99.1                        Press release, dated November 8,
                                            2004, entitled, "Callaway Golf
                                            Chairman and CEO to Assume Broader
                                            Duties as Company Announces
                                            Additional Organizational Changes."